UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2017

Cole Office & Industrial REIT (CCIT III), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-209128 (1933 Act)	47-0983661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, 10th Floor, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Office & Industrial REIT (CCIT III), Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Company’s Current Report on Form 8-K filed on November 13, 2017, as previously amended by the Current Report on Form 8-K/A filed on January 23, 2018, to provide the pro forma financial information required by Item 9.01 relating to our acquisition of a manufacturing facility totaling 169,660 square feet located in Columbus, WI (the “Wisconsin Property”). The Company purchased the Wisconsin Property on November 6, 2017 for $16.5 million. The Wisconsin Property was constructed in 2014 and is 100% leased to Actuant Corporation under a lease that expires December 31, 2033.

An unaudited pro forma consolidated balance sheet is not presented because the acquisition of the Wisconsin Property was reflected in the Company's condensed consolidated balance sheet as of December 31, 2017. The unaudited pro forma consolidated statement of operations assumes that the acquisition of the Wisconsin Property occurred on January 1, 2017. The unaudited pro forma adjustments are based on available information and certain estimates and assumptions that the Company believes are reasonable and factually supportable. The unaudited pro forma consolidated statement of operations is not necessarily indicative of what actual results of operations would have been had the Company made this acquisition on January 1, 2017, nor does it purport to represent the results of operations for future periods.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of the Property Acquired
None

(b) Pro Forma Financial Information
Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2017	3

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	4

(c) Shell Company Transactions
None

(d) Exhibits
None

COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2017

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Wisconsin Property on January 1, 2017.
This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2017, as presented in its Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 30, 2018. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what actual results of operations would have been had the Company completed the acquisition of the Wisconsin Property on January 1, 2017, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) only includes the impact of the acquisition of the Wisconsin Property, which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X, and general and administrative expenses.

	For the Year Ended December 31, 2017 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Year Ended December 31, 2017
	(a)
Revenues:
Rental income	$2,880,032	$1,005,523	(b)	$3,885,555
Tenant reimbursement income	1,224,565	228,002	(c)	1,452,567
Total revenues	4,104,597	1,233,525		5,338,122
Operating expenses:
General and administrative	815,586	6,324	(d)	821,910
Property operating	12,058	1,551	(e)	13,609
Real estate tax	1,215,423	226,452	(f)	1,441,875
Advisory fees and expenses	60,565	308,810	(g)	369,375
Acquisition-related	41,576	—	(h)	41,576
Depreciation and amortization	1,493,033	419,317	(i)	1,912,350
Total operating expenses	3,638,241	962,454		4,600,695
Operating income (loss)	466,356	271,071		737,427
Other expense:
Interest expense and other, net	(1,588,351)	(158,133)	(j)	(1,746,484)
Net loss	$(1,121,995)	$112,938		$(1,009,057)

Class A Common Stock
Net loss	$(894,373)	$209,782	(k)	$(684,591)
Basic and diluted weighted average number of common shares outstanding	993,758	343,842	(l)	1,337,600
Basic and diluted net loss per common share	$(0.90)	$—		$(0.51)
Distributions declared per common share	$0.60	$—		$0.60

Class T Common Stock
Net loss	$(227,622)	$(96,843)	(k)	$(324,465)
Basic and diluted weighted average number of common shares outstanding	228,908	230,838	(l)	459,746
Basic and diluted net loss per common share	$(0.99)	$—		$(0.71)
Distributions declared per common share	$0.60	$—		$0.60
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
December 31, 2017

Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2017
a.    Reflects the Company’s historical results of operations for the year ended December 31, 2017.
b.    Represents the straight-line rental revenue recognized in accordance with accounting principles generally accepted in the United States of America GAAP and the lease agreement of the Wisconsin Property.
c.    Represents tenant reimbursement income for operating expenses, including property taxes and insurance, for the Wisconsin Property. The amount is an estimate based on historical operating results of the Wisconsin Property.
d.    Reflects management’s estimate of the general and administrative expenses based on the Company’s historical results.
e.    Reflects the property operating expenses for the Wisconsin Property, including property insurance, which is paid by the Company and reimbursed by Actuant Corporation. The amount is an estimate based on pro forma operating results of the Wisconsin Property.
f.    Reflects the real estate taxes based on actual real estate taxes for the Wisconsin Property.
g.     Represents the advisory fee paid to the Company’s advisor, which is calculated based on an annualized rate of 0.75% of the Company’s average asset value. The advisory fee was calculated based on the purchase price of the Wisconsin Property.
h.    No acquisition costs are recorded as the Company has adopted Accounting Standards Update No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business in April 2017.
i.    Represents depreciation and amortization expenses for the Wisconsin Property, Depreciation and amortization expenses are based on the Company’s cost allocation on a relative fair value basis. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Building	40 years
Site improvements	15 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term
j.    Represents interest expense associated with the borrowings on the secured revolving credit facility (the “Credit Facility”) and the subordinate promissory note incurred to finance the acquisition of the Wisconsin Property. The interest rate used in computing interest expense was based upon the contractual terms of the related debt, which includes historical variable interest rates as if the Wisconsin Property was acquired on January 1, 2017. See Note 6 — Credit Facility and Subordinate Promissory Note to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for certain terms of our debt outstanding.
k.    The Company has two classes of common stock. Accordingly, the Company utilizes the two-class method to determine its earnings per share, which results in different earnings per share for each of the classes. Under the two-class method, earnings per share of each class of common stock are computed by dividing the sum of the distributed earnings to common stockholders and undistributed earnings allocated to common stockholders by the weighted average number of shares for each class of common stock for the respective period. The distributed earnings to Class T stockholders represents distributions declared less the distribution and stockholder servicing fees paid with respect to Class T shares sold in the primary portion of the Company’s initial public offering of common stock. Distributions per share is calculated based on the authorized daily distribution rate.
l.    Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Wisconsin Property because the Company had insufficient capital to acquire the Wisconsin Property on January 1, 2017, as reflected in the pro forma condensed consolidated statement of operations. The calculation assumes that all common shares as of September 30, 2017, were issued on January 1, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2018	COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
Principal Financial Officer

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